Business combinations	12 Months Ended
Dec. 31, 2024
Business combinations
Business combinations

B. Investing

B1. Business combinations

All business combinations are accounted for using the purchase method (acquisition accounting) in accordance with IFRS 3 Business Combinations. The cost of a business combination is the aggregate of the fair values at the date of exchange of assets given, liabilities incurred or assumed, and equity instruments issued by the Group. The cost of a business combination is allocated at the acquisition date by recognising the acquiree’s identifiable assets, liabilities, and contingent liabilities that satisfy the recognition criteria at their fair values. Any excess of the purchase price over the fair value of the identifiable assets and liabilities is recognised as goodwill. The acquisition date is the date on which the acquirer effectively obtains control of the acquiree.

An intangible asset is recognised if it meets the definition under IAS 38 Intangible Assets. The intangible assets arising on acquisition are goodwill, customer lists, and brands. Goodwill represents the synergies, workforce, and other benefits expected as a result of combining the respective businesses. Customer lists and brands are recognised at their fair value at the date of acquisition using an income-based approach, which involves the use of assumptions including customer termination rates, profit margins, contributory asset charges, and discount rates.

At the date of acquisition, deferred and contingent consideration represents its fair value, with subsequent changes after the measurement period being recognised in the income statement. Costs directly attributable to business combinations are charged to the income statement as incurred and presented as one-off and adjusting items.

Disclosures required by IFRS 3 Business Combinations are provided separately for those individual acquisitions that are considered to be material, and in aggregate for individually immaterial acquisitions. An acquisition would generally be considered individually material if the impact on the Group’s revenue and Adjusted Operating Profit measures (on an annualised basis) is greater than 5%, or the impact on goodwill is greater than 10% of the closing balance for the period. There were no individually material acquisitions in the year.

During the year, the Group purchased 100% of the share capital or trade and assets of 36 companies and businesses (2023: 41). The total consideration in respect of these acquisitions was £182m (2023: £261m), and the cash outflow from current and past period acquisitions net of cash acquired was £172m (2023: £242m).

Goodwill on all acquisitions represents the synergies and other benefits expected to be realised from integrating acquired businesses into the Group, such as improved route density, expansion in use of best-in-class digital tools, and back office synergies. Details of goodwill and the fair value of net assets acquired in the year are as follows:

	2024	2023
	£m	£m
Purchase consideration
– Cash paid	115	203
– Deferred and contingent consideration	67	58
Total purchase consideration	182	261
Fair value of net assets acquired	(51)	(88)
Goodwill from current-year acquisitions	131	173
Goodwill expected to be deductible for tax purposes	84	76

Deferred consideration of £35m and contingent consideration of £32m are payable in respect of the above acquisitions (2023: £15m and £43m respectively). Contingent consideration is payable based on a variety of conditions, including revenue and profit targets being met. Amounts for both deferred and contingent consideration are payable over the next five years. The Group has recognised contingent and deferred consideration based on fair value at the acquisition date. A range of outcomes for contingent consideration payments cannot be estimated due to the variety of performance conditions and the volume of businesses the Group acquires. During the year, there were releases of contingent consideration liabilities not paid of £7m (2023: £nil).

The fair values[6] of assets and liabilities arising from acquisitions in the year are as follows:

	2024	2023
	£m	£m
Non-current assets
– Intangible assets[1]	56	80
– Property, plant and equipment[2]	11	12
Current assets[3]	27	22
Current liabilities[4]	(23)	(12)
Non-current liabilities[5]	(20)	(14)
Net assets acquired	51	88
1.	Includes £46m (2023: £69m) of customer lists and £10m (2023: £11m) of other intangibles.
2.	Includes £4m (2023: £1m) of ROU assets.
3.	Includes cash acquired of £2m (2023: £8m), inventory of £11m (2023: £2m), and trade and other receivables of £14m (2023: £12m).
4.	Includes trade and other payables of £23m (2023: £10m).
5.	Includes £9m of deferred tax liabilities relating to acquired intangibles (2023: £12m), lease liabilities of £4m (2023: £1m), and other liabilities of £7m (2023: £1m).
6.

The fair values of assets and liabilities from acquisitions in the current year will be finalised in the 2025 Financial Statements. These fair values are provisional as the acquisition accounting has not yet been finalised, primarily due to the proximity of many acquisitions to the year end.

During the year, there were adjustments to the accounting of prior-year acquisitions resulting in a decrease in goodwill of £19m offset by a reduction in deferred tax liabilities of £28m, and a reduction in customer lists of £9m.

The cash outflow from current and past acquisitions is as follows:

	2024	2023
	£m	£m
Total purchase consideration	182	261
Consideration payable in future periods	(67)	(58)
Purchase consideration paid in cash	115	203
Cash and cash equivalents in acquired companies and businesses	(2)	(8)
Cash outflow on current period acquisitions	113	195
Deferred and contingent consideration paid	59	47
Cash outflow on current and past acquisitions	172	242

From the dates of acquisition to 31 December 2024, new acquisitions contributed £68m to revenue and £1m to operating profit (2023: £75m and £10m respectively).

If the acquisitions had occurred on 1 January 2024, the revenue and operating profit of the combined Group would have amounted to £5,492m and £551m respectively (2023: £5,414m and £628m respectively).